                                                                   Exhibit 23(i)



                        CONSENT OF CHARTERED ACCOUNTANTS

We hereby consent to the use in Amendment No. 1 to the Registration Statement on Form F-4 of Gerdau AmeriSteel Corporation of our report dated February 22, 2002 relating to the financial statements of Co-Steel Inc. which appear in such Amendment No. 1 to the Registration Statement. We also consent to the reference to us under the heading "Experts" in such Amendment No. 1 to the Registration Statement.



/s/ PricewaterhouseCoopers LLP

Toronto, Canada
February 7, 2003